May 20, 2016 Investor Presentation NYSE MKT: ADK AdCare Health Systems, Inc. ®

NYSE MKT: ADK Forward-Looking Statements 2 Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this presentation that are forward-looking include, among other things, statements regarding the company's transition to a healthcare property holding and leasing company and other forward-looking areas if appropriate. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of AdCare, which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by AdCare with the Securities and Exchange Commission, including AdCare's Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release. This presentation is copyright 2016 by AdCare Health Systems, Inc.

NYSE MKT: ADK Investor Highlights AdCare Health Systems is a healthcare property holding and leasing company Portfolio of 38 operator and geographically diverse senior care properties, primarily skilled nursing facilities, with a total of 4,081 beds/units Similar to a REIT, portfolio primarily consists of long-term, triple-net leases that generate predictable, recurring streams of rental payments Portfolio has above average annual rent escalators Growing pipeline of portfolio expansion opportunities Strong management team with the financial and operational experience Fundamental real estate value provides a floor on valuation 3 38 Properties $39.5M Market Cap $214.6M Enterprise Value Market Cap and Enterprise Value as of 5/20/2016: 19,948,534 shares of common stock @ $1.98 per share

NYSE MKT: ADK 3.1 4.2 5.8 6.6 8.7 14.2 19.0 1990 2000 2010 2020E 2030E 2040E 2050E Increasing Demand for Long-Term Care Population of 85+ is one of the fastest growing segments U.S. population is also living longer, often with chronic illness and disabling conditions Use of long-term care insurance is increasing More seniors are looking for alternatives outside their own family for care 4 Source: U.S. Census Bureau Given the expected increases in the number of elderly, demand for long-term care is expected to rise significantly 1 6 ,7 1 5 1 6 ,5 5 4 1 6 ,4 4 1 1 6 ,2 5 6 1 6 ,0 6 6 1 5 ,9 6 5 1 5 ,8 6 1 1 5 ,7 7 2 1 5 ,7 7 1 1 5 ,6 7 9 1 5 ,6 6 9 1 5 ,6 5 5 1 5 ,6 6 7 1 5 ,6 6 6 1 5 ,6 6 3 2000 2002 2004 2006 2008 2010 2012 2014 Number of Americans Age 85+ CAGR +3% # in millions Long-term Industry Trends U.S. Skilled Nursing Facilities (SNF)

NYSE MKT: ADK SNF Reimbursement Rates 5 Skilled nursing reimbursement rates have steadily increased $110 $118 $124 $129 $142 $145 $150 $156 $164 $172 $174 $177 $179 $184 $186 $190 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E Avg. SNF Medicaid Daily Rate Source: Eljay LLC, Hansen, Hunter and Co. for AHCA Reimbursement Rates per Day

NYSE MKT: ADK Strategic Transition Complete 6 In July 2014, the Company announced its plan to transition from an owner and operator of skilled nursing facilities to a healthcare property holding and leasing company Since that time, Leadership roles filled with seasoned executives possessing extensive long-term care / REIT industry and M&A and capital markets experience All 38 properties have been leased and fully transitioned to third party operators or under management agreements with indefinite terms Renegotiated certain leases and subleases and extended terms to 10+ years and secured higher rent and rent escalators Focused on working capital settle-ups, G&A reduction, non-core asset sales and other legacy-related issues Board has engaged Stifel as its investment banker and financial advisor to explore strategic alternatives for the company

NYSE MKT: ADK OK AR MO OH NC SC AL GA TX Geographic Diversification 7 State # of Facilities % of Total Georgia 14 37% Arkansas 9 24% Ohio 8 21% Alabama 2 5% Oklahoma 2 5% South Carolina 2 5% North Carolina 1 3% Total 38 100%

NYSE MKT: ADK Operator Diversification 8 Operator # of Facilities Leased Skyline 9 Beacon 7 C-Ross Management 7 Wellington 4 New Beginnings Care 3 Symmetry 3 Southwest LTC 2 Total Leased 35 AdCare Managed 3 Total 38 % of Facilities by Operator Skyline 24% Beacon 18% C-Ross Mgmt 18% Wellington 11% New Beginnings Care 8% Symmetry 8% AdCare Managed 8% Southwest LTC 5%

NYSE MKT: ADK Recent Operator Developments 9 Skyline Healthcare, LLC Commenced a new master lease agreement for nine facilities located in Arkansas on April 1 with an option for Skyline to purchase the facilities for $55M Skyline exercised its option to purchase $52M to be paid in cash at closing and remaining purchase price will be paid via a 10%, $3M seller note and due August 2018 Subject to customary termination provisions and closing conditions Net proceeds after sale and repayment of related mortgage indebtedness of ~$25M (including the seller note) New Beginnings Care, LLC Operator of three facilities located in Georgia, filed for Chapter 11 bankruptcy These facilities are part of an eight facility master lease with a third-party New Beginnings has neither affirmed or rejected the Master Lease Company is working with New Beginnings and potential back-up operators Continuing to pursue opportunities to improve the portfolio

NYSE MKT: ADK Typical Lease Structure 10 “Triple-net basis” terms; lessee is typically obligated for all expenses of the property including: Insurance Taxes Facility maintenance Typically 10+ years in duration with renewal options Annual rent escalation clauses between 2 and 3% Cross collateral and cross default provisions with security deposits Portfolio similar to other healthcare REITs in terms of structure, terms and overall economics Lease structure favorable to AdCare

NYSE MKT: ADK Leased Portfolio Metrics 11 For the Three Months Ended March 31, 2016 (1) Occupancy (%) 82.8% Skilled Mix (%) (2) 13.0% Rent Coverage Before Management Fees 1.4x Rent Coverage After Management Fees 1.0x (1) Excludes nine Arkansas facilities operated by Skyline and three Georgia facilities operated by New Beginnings Care. (2) Skilled Mix refers to Medicare A and Managed Care RUGs.

NYSE MKT: ADK Improving Financial Performance Paid down or have received commitments to refinance or extend ~$44M of short-term debt Expect to complete by the Q2 2016 Expect interest expense savings of ~$400,000 by applying $4 million of restricted cash against outstanding debt and lower interest rates Received HUD commitment to refinance ~$3M of short-term debt related to facility in South Carolina; expect to complete in 1H of 2016 Reducing G&A expenses by eliminating staff positions, collection of patient care A/R and wind down of other costs associated with legacy operating business Divestment of $1.5M of non-core assets 12 Proactively improving balance sheet and cost structure

NYSE MKT: ADK Capital Structure 13 ($ in thousands) 3/31/2016 Non-convertible debt $109,188 Convertible subordinated debt 9,200 Total Debt(1) $118,388 Preferred stock 58,391 Total Equity / (Deficit) (27,394) Total Book Capitalization $149,385 (1) Includes $949,000 in liabilities of a disposal group held for sale and net of $2.5M of deferred financing costs.

NYSE MKT: ADK Total Capitalization (at Market Value) 14 53% 29% 18% Total debt Preferred stock (at liquidation value) Market value of equity Total Capitalization (at Market Value) ($ in thousands) 3/31/2016 Total Debt(1) $118,388 Preferred stock (at liquidation value) $65,346 Market value of equity(2) $39,498 Total Market Capitalization $223,232 (1) Includes $949,000 in liabilities of a disposal group held for sale and net of $2.5M of deferred financing costs. (2) Market value of equity as of 5/20/2016: 19,948,534 shares of common stock @ $1.98 per share

NYSE MKT: ADK Series A Cumulative Redeemable Preferred Stock 15 Amount outstanding (3/31/2016) 2,614,000 shares Liquidation Preference $25.00 per share Dividends $2.72 per share (10.875%) Optional redemption After December 1, 2017 at par Special redemption On “Change of Control” and delisting at par Listing / Ticker NYSE MKT / ADK.PRA Price (5/20/2016) $21.44 Current Yield 12.7% Tax treatment Return of capital (1) (1) Consult your tax advisor

NYSE MKT: ADK Built-in Company Growth Rent escalators In connection with the Company’s transition to a property holding and leasing company, higher than industry standard rent escalators were negotiated 2% - 3% per annum (especially in later years) Minimum Lease Receivables(1) 2017 $26,845,000 2018 $27,474,000 Opportunity for debt refinancings as the portfolio continues to mature Reduced interest costs Lock-in maturities Cash out refinancings Further G&A reductions and other balance sheet improvements 16 Expect cash flow increase of $629,000 or $0.03 / share (1) Assumes Skyline and New Beginnings Care leases remain in place

NYSE MKT: ADK Positioned for Growth Diverse pipeline of portfolio expansion opportunities Targeting small to mid-sized transactions Considering individual facilities, primarily with existing operators, as well as small groups of facilities and larger portfolios Broad, national search for potential acquisitions Targeting lease cap rates in the 10% range Demonstrated access to capital 2015 private placement of convertible debt and public offerings of preferred stock Preferred stock at-the-market program Conventional bank financings HUD refinancings 17 Given the Company’s current size, modest investment activity is expected to have a significant effect on cash flow

NYSE MKT: ADK Stock Price (5/20/16) $1.98 Avg. Daily Vol. (3 mo.) 31,292 52 Week Low/High $1.85 – $4.01 Shares Outstanding (4/30/16) 19.9M Public Float, est. 15.8M Valuation Measures Market Value of Equity $39.5M Enterprise Value (1) $214.6M Ownership Institutional, est. 22.8% Insider, est. 29.7% Key Stats 18 Balance Sheet (3/31/16) Unrestricted cash & equivalents $2.3M Total Debt (1) $118.4M Preferred Stock (at liquidation value) $65.3M (Sources: AdCare, Bloomberg, Big Charts) (1) Includes $949,000 in liabilities of a disposal group held for sale and net of $2.5M of deferred financing costs.